EXHIBIT 10.26

EXECUTIVE SEVERANCE AGREEMENT

                    As of December 31, 1999, each of the following have entered into an Executive Severance Agreement identical to the form of Executive Severance Agreement that is incorporated by reference from Exhibit 10.24 of the Company's Form 8-K filed March 15, 1999.

Richard A. McGarrity
Janet S. Nisbett
Albert T. Potas